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                                                                    Exhibit 99.2

                                 REVOCABLE PROXY

                          Aviston Financial Corporation
                         Special Meeting of Stockholders

         The undersigned hereby appoints ___________________ of Aviston Financial Corporation ("Aviston Financial"), with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Aviston Financial that the undersigned is entitled to vote at Aviston Financial's Special Meeting of Stockholders (the "Meeting"), to be held on __________________, 2003, at the main branch office of the State Bank of Aviston, 101 S. Page Street, Aviston, Illinois 62216, at __:00 __.m., local time, and any and all adjournments and postponements thereof, as follows:

       The approval of the Agreement and Plan of Merger, dated as of May 27, 2003 (the "Merger Agreement"), between Kankakee
       Bancorp, Inc. and Aviston Financial Corporation and the transactions it contemplates

                [_] FOR         [_] AGAINST      [_] ABSTAIN

                     The Board of Directors recommends a
               vote "FOR" Approval of the Merger Agreement and
                     the transactions it contemplates.

       The approval to adjourn the Meeting in the event that an insufficient number of shares is present in person or by proxy to approve the Merger Agreement to permit further solicitation

                [_] FOR         [_] AGAINST      [_] ABSTAIN

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR APPROVAL OF THE MERGERS AGREEMENT AND THE TRANSACTIONS
IT CONTEMPLATES AND FOR ANY RESOLUTION TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Aviston Financial at or before the Meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Aviston Financial at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Aviston Financial, prior to the execution of this proxy, of Notice of the Special Meeting and a Proxy Statement-Prospectus.

Date:______________________, 2003

                                            ____________________________________
                                            PRINT NAME OF STOCKHOLDER

                                            ____________________________________
                                            SIGNATURE OF STOCKHOLDER

                                            ____________________________________
                                            PRINT NAME OF STOCKHOLDER

                                            ____________________________________
                                            SIGNATURE OF STOCKHOLDER

                                            Please sign exactly as your name
                                            appears on this card. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title. If
                                            shares are held jointly, each holder
                                            should sign.

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                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

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